   As filed with the Securities and Exchange Commission on January 12, 2001.
                                                    Registration No. 333-_______
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                SULZER MEDICA LTD
             (Exact name of registrant as specified in its charter)


                SWITZERLAND                           NOT APPLICABLE
      (State or other jurisdiction of     (I.R.S. Employer Identification No.)
      incorporation or organization)

             Zurcherstrasse 12
              8401 Winterthur
                Switzerland                           NOT APPLICABLE
 (Address of Principal Executive Offices)               (Zip Code)


    SULZER MEDICA 2000 EMPLOYEE STOCK PURCHASE PLAN UNITED STATES AND CANADA
                            (Full title of the plan)


                                SULZER MEDICA LTD
                        3 EAST GREENWAY PLAZA, SUITE 1600
                            HOUSTON, TEXAS 77046-0391
                            ATTENTION: DAVID S. WISE
                     (Name and address of agent for service)

                                  713/561-6300
          (Telephone number, including area code, of agent for service)


                                    Copy to:
                           FULBRIGHT & JAWORSKI L.L.P.
                            1301 MCKINNEY, SUITE 5100
                              HOUSTON, TEXAS 77010
                                  713/651-5151
                           ATTENTION: LAURA J. MCMAHON

                                   ----------

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

                                          CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                           PROPOSED MAXIMUM          PROPOSED MAXIMUM          AMOUNT OF
    TITLE OF SECURITIES TO BE           AMOUNT TO         OFFERING PRICE PER        AGGREGATE OFFERING       REGISTRATION
           REGISTERED                 BE REGISTERED            SHARE(1)                  PRICE(1)                 FEE
----------------------------------------------------------------------------------------------------------------------------
American Depositary Shares             250,000(2)              $27.375                 $6,843,750.00           $1,711.00
("ADSs") and each 1/10th of a
registered share, par value CHF
30 per registered share,
underlying such ADSs
============================================================================================================================

(1) Estimated in accordance with Rule 457(c) and (h) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the ADSs as reported by the New York Stock Exchange on January 9, 2001.

(2) Includes an indeterminable number of ADSs (and registered shares underlying such ADSs) issuable as a result of the anti-dilution provisions of the Sulzer Medica 2000 Employee Stock Purchase Plan United States and Canada.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.


         a. The following documents are hereby incorporated by reference in this Registration Statement:

                  (i) the description of American Depositary Shares of the Registrant contained in the Registration Statement on Form F-6, as amended (Registration No. 333-7086), and the Registration Statement on Form 8-A of the Registrant, filed with the Securities and Exchange Commission on June 18, 1997, including any amendment thereto or report filed for the purpose of updating such description;

                  (ii) the Registrant's Report on Form 20-F for the year ended December 31, 1999, filed with the Securities and Exchange Commission on June 9, 2000;

                  (iii) the Registrant's Report on Form 6-K for the month of January 2000, filed with the Securities and Exchange Commission on January 3, 2000;

                  (iv) the Registrant's Report on Form 6-K for the month of January 2000, filed with the Securities and Exchange Commission on January 4, 2000;

                  (v) the Registrant's Report on Form 6-K for the month of January 2000, filed with the Securities and Exchange Commission on January 20, 2000;

                  (vi) the Registrant's Report on Form 6-K for the month of March 2000, filed with the Securities and Exchange Commission on March 9, 2000;

                  (vii) the Registrant's Report on Form 6-K for the month of March 2000, filed with the Securities and Exchange Commission on March 14, 2000;

                  (viii) the Registrant's Report on Form 6-K for the month of April 2000, filed with the Securities and Exchange Commission on April 14, 2000;

                  (ix) the Registrant's Report on Form 6-K for the month of April 2000, filed with the Securities and Exchange Commission on April 18, 2000;

                  (x) the Registrant's Report on Form 6-K for the month of May 2000, filed with the Securities and Exchange Commission on May 2, 2000;

                  (xi) the Registrant's Report on Form 6-K for the month of May 2000, filed with the Securities and Exchange Commission on May 5, 2000;

                  (xii) the Registrant's Report on Form 6-K for the month of July 2000, filed with the Securities and Exchange Commission on July 21, 2000;

                  (xiii) the Registrant's Report on Form 6-K for the month of August 2000, filed with the Securities and Exchange Commission on August 28, 2000;

                  (xiv) the Registrant's Report on Form 6-K for the month of September 2000, filed with the Securities and Exchange Commission on September 18, 2000;

                  (xv) the Registrant's Report on Form 6-K for the month of October 2000, filed with the Securities and Exchange Commission on October 30, 2000;

                  (xvi) the Registrant's Report on Form 6-K for the month of October 2000, filed with the Securities and Exchange Commission on October 31, 2000;

                  (xvii) the Registrant's Report on Form 6-K for the month of November 2000, filed with the Securities and Exchange Commission on November 2, 2000;

         b. All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. The Registrant may incorporate such Reports on Form 6-K by identifying in such Reports on Form 6-K that they are being incorporated by reference into this Registration Statement.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Not applicable.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.         EXHIBITS.

                  3.1    --       Articles of Association (English translation included) of the Registrant, as amended (incorporated by reference to Exhibit 1 to Registrant's Annual Report on Form 20-F for the year ended December 31, 1998).

                  3.2    --       Organizational Regulations (English translation included) of the Registrant, as amended (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to
                                  Registrant's Registration Statement on Form F-1 (Registration No. 333-7068)).

                  4.1    --       Specimen Registered Share of the Registrant (incorporated by reference to
                                  Exhibit 4.2 to Amendment No. 2 to the Registrant's Registration Statement on
                                  Form F-1 (Registration No. 333-7068)).

                  4.2    --       Form of Deposit Agreement among Sulzer Medica Ltd., Citibank, N.A., as
                                  Depositary, and holders from time to time of American Depositary Receipts issued thereunder, including the form of the American Depositary Receipt attached thereto as Exhibit A (incorporated by reference to Exhibit (A) to
                                  Amendment No. 1 to the Registrant's Registration Statement on Form F-6
                                  (Registration No. 333-7086)).

                  4.3    --       Sulzer Medica 2000 Employee Stock Purchase Plan United States and Canada
                                  (incorporated by reference to Exhibit 2 to Registrant's Annual Report on Form
                                  20-F for the year ended December 31, 2000).

                * 23.1   --       Consent of Revisuisse Price Waterhouse AG, independent accountants.

                * 24.1   --       Powers of Attorney (contained on page II-5).

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* Filed herewith.

ITEM 9.         UNDERTAKINGS.

                         The undersigned Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                Statement:

                         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                         (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                         (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference in this Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winterthur, Switzerland, on the 10th day of January, 2001.

                                    SULZER MEDICA LTD

                                    By:  /s/ David Wise
                                       ----------------------
                                    David Wise
                                    Authorized Representative

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Andre P. Buchel, President and Chief Executive Officer of the Registrant, and David S. Wise, Group Vice President and General Counsel of Sulzer Medica USA Inc., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                           Title                                               Date
           ---------                           -----                                               ----
 /s/ Andre  P. Buchel                  President and Chief Executive Officer (Principal      January 10, 2001
---------------------------            Executive Officer)
Andre P. Buchel

 /s/ Josef Ruegg                       Chief Financial Officer and Group Vice President      January 10, 2001
---------------------------            (Principal Financial and Accounting Officer)
Josef Ruegg

 /s/ Ueli Roost                        Director                                              January 10, 2001
---------------------------
Ueli Roost

 /s/ Pierre Borgeaud                   Director                                              January 10, 2001
---------------------------
Pierre Borgeaud

 /s/ Peter Spalti                      Director                                              January 10, 2001
---------------------------
Peter Spalti

 /s/ Reto F. Domeniconi                Director                                              January 10, 2001
---------------------------
Reto F. Domeniconi

 /s/ Max Link                          Director                                              January 10, 2001
---------------------------
Max Link

 /s/ Larry L. Mathis                   Director                                              January 10, 2001
---------------------------
Larry L. Mathis

 /s/ David Wise                        Authorized Representative in the United States        January 10, 2001
---------------------------
David Wise

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------

  3.1 Articles of Association (English translation included) of the Registrant, as amended (incorporated by reference to Exhibit 1 to Registrant's Annual Report on Form 20-F for the year ended December 31,
         1998).

  3.2 Organizational Regulations (English translation included) of the Registrant, as amended (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to Registrant's Registration Statement on Form F-1
         (Registration No. 333-7068)).

  4.1 Specimen Registered Share of the Registrant (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Registrant's
         Registration Statement on Form F-1 (Registration No. 333-7068)).

  4.2 Form of Deposit Agreement among Sulzer Medica Ltd., Citibank, N.A., as Depositary, and holders from time to time of American Depositary
         Receipts issued thereunder, including the form of the American
         Depositary Receipt attached thereto as Exhibit A (incorporated by reference to Exhibit (A) to Amendment No. 1 to the Registrant's
         Registration Statement on Form F-6 (Registration No. 333-7086)).

  4.3    Sulzer Medica 2000 Employee Stock Purchase Plan United States and
         Canada (incorporated by reference to Exhibit 2 to Registrant's Annual
         Report on Form 20-F for the year ended December 31, 2000).

*23.1 Consent of Revisuisse Price Waterhouse AG, independent accountants.

*24.1    Powers of Attorney (contained on page II-5).


----------
*Filed herewith